PACIFIC FUNDS
PF Salomon Brothers Large-Cap Value Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)


(1)


Name of Issuer

Huntsman Corp

Accenture Ltd A


Foundation Coal Holdings Inc

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)

Common Stock

Common Stock

Common Stock


N/A

(3)


Date of Purchase


02/10/2005

N/A

N/A

N/A

(4)


Unit Price

$23.00

$23.50

$22.00

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$1,385,227,302

$1,175,000,000

$519,420,000

N/A

(8)


Underwriting Spread

$1.035

$0.658

$1.375

N/A

PACIFIC FUNDS
PF Salomon Brothers Large-Cap Value Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)
Citigroup, CS First Boston, Merrill Lynch, Deutsche Bank, JP
Morgan,
Lehman Brothers, UBS Investment Bank, CIBC World Markets,
Jefferies & Company, Natexis Bleichroeder, Scotia Capital, WR
Hambrecht
Morgan Stanley, UBS Investment Bank, JP Morgan, CS First Boston, Goldman Sachs, Merrill Lynch, Citigroup, SG Cowen, Banc of
America, Wachovia,
Bear Stearns, Needham and Company, Legg Mason Wood Walker, ABN AMRO
Rothschild,
Robert W. Baird Scotia Capital Morgan Stanley, Citigroup, UBS
Investment Bank,
Bear, Stearns, CS First Boston, Lehman Brothers, ABN AMRO
Rothschild,
Natexis Bleichroeder

N/A

(10)

Years of Continuous Operation

At least 3 years

At least 3 years

At least 3 years

N/A

(11)

Dollar Amount of Purchase

$2,300

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.00%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

0.07%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

0.07%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.00%

N/A

N/A

N/A
(16)
Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

CS First Boston

N/A

N/A

N/A
(17)
Is Fund Manager a Manager or Co-manager in Offering?

Joint book runner

N/A

N/A

N/A


PACIFIC FUNDS
PF Salomon Large-Cap Value Fund
Report Pursuant to Rule 10f-3
QUARTER ENDED March 31, 2005

( Eligibility (check one):	X  registered public offering    (
government
security     (  Eligible Municipal Security
                      (  Eligible Foreign Offering    (  Eligible
Rule 144A
Offering
Check if the following conditions have been met (and discuss any exceptions):
X	The securities were purchased (1) prior to the end of the
first day
on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the
securities offered, except those purchased by others pursuant to a rights
offering, if the underwriters purchase any of the securities.
X	The commission, spread or profit was reasonable and fair in
relation
to that being received by others for underwriting similar
securities during
a comparable period of time.
X	Except for Eligible Municipal Securities, the issuer of
such
securities has been in continuous operation for not less than three
years (including the operations of predecessors).
N/A	In the case of Eligible Municipal Securities, the issuer
has been

rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid
has been in continuous operation for less than three years
(including
the operations of any predecessors) the securities must have been rated
within the top three rating categories by an NRSRO.
X	Percentage of offering purchased by the Portfolio and other
funds
advised by the same investment adviser (or its affiliates) or accounts
with respect to which the same investment adviser (or its
affiliates)
has, and has exercised, investment discretion, did not exceed:
(a) for Eligible Rule 144A offering, 25% of the total of (1)
principal
amount of offering of such class sold by underwriters to
qualified
institution buyers plus (2) principal amount of class in any concurrent
public offering; (b) other securities, 25% of principal amount of offering of
class.  Identify such other purchasers:
X	The Portfolio did not purchase the securities being offered
directly
or indirectly from an Affiliated Underwriter, provided that a purchase
from a syndicate manager shall not be deemed to be a purchase from
an Affiliated Underwriter so long as (a) such Affiliated
Underwriter
did not benefit directly or indirectly from, the transaction, and,
(b) in the case of Eligible Municipal Securities, the purchase was
not designated as a group sale or otherwise allocated to the account
of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager,
or
underwriter or seller of securities were relied upon to determine:
(	the securities were sold in an Eligible Rule 144A Offering;
(	compliance with the first condition, above, regarding time
and price.
Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds
Rule 10f-3
Procedures.

Date: April 25, 2005						Signed:
/s/ Mark McAllister
                                            Name:	      Mark
McAllister

Title:       Managing Director, Portfolio Manager

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)


(1)


Name of Issuer

Assurant Inc

SeaBright Insurance Holdings Inc

National Interstate Corp

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)

Common Stock

Common Stock

Common Stock

N/A

(3)


Date of Purchase


01/20/2005

01/20/2005

01/27/2005

N/A

(4)


Unit Price

$30.60

$10.50

$13.50

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$832,320,000

$78,750,000

$51,934,500

N/A

(8)


Underwriting Spread

$0.9945

$0.735

$0.945

N/A

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)

Morgan Stanley, Citigroup, CS First Boston, Lehman Brothers,
Merrill Lynch,
Goldman Sachs, JP Morgan, KeyBanc, UBS Investment Bank, Cochran,
Caronia,
Fortis Securities, Fox-Pitt, Kelton, Raymond James, Suntrust
Robinson
Humphrey
Friedman Billings Ramsey, Piper Jaffray, Cochran, Caronia
Merrill
Lynch, KeyBanc, Morgan Keegan
N/A

(10)

Years of Continuous Operation

At least 3 years

At least 3 years

At least 3 years

N/A

(11)

Dollar Amount of Purchase

$59,333

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.01%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

0.64%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

0.65%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.15%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

Citigroup

N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes

N/A

N/A

N/A

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005


Eligibility (check one):	n Registered Public Offering      (
Eligible Municipal Security

( Eligible Foreign Offering        ( Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

n	The securities were purchased (1) prior to the end of the
first
day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

n	The securities were offered pursuant to an underwriting or
similar
agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

n	The commission, spread or profit was reasonable and fair in
relation
to that being received by others for underwriting similar securities during a comparable period of time.

n	Except for Eligible Municipal Securities, the issuer of
such
securities has been in continuous operation for not less than three years (including the operations of predecessors).

(	In the case of Eligible Municipal Securities, the issuer
has
been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years
(including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

n	Percentage of offering purchased by Fund and other funds
with
same investment adviser did not exceed: (a) for Eligible Rule
144A

offering, 25% of the total of (1) principal amount of offering of such
class sold by underwriters to qualified institution buyers plus
(2)
principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

n	The Fund did not purchase the securities being offered
directly
or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
(c) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager,
or
underwriter or seller of securities were relied upon to
determine:
(	the securities were sold in an Eligible Rule 144A Offering;
(	compliance with the first condition, above, regarding time
and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule
10f-3 Procedures.

Date:  3/24/05		Signed:	/s/ Dennis Lynch
		Name:	Dennis Lynch
	Title:	Fund Manager

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)


(1)


Name of Issuer

Dolby Laboratories Inc A


Arrow Electronics Inc

Color Kinetics Inc

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)

Common Stock

Common Stock

Common Stock

N/A

(3)


Date of Purchase


02/16/2005

02/19/2004

06/22/2004

N/A

(4)


Unit Price

$18.00

$23.50

$10.00

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$495,000,000

$282,000,000

$40,000,000

N/A

(8)


Underwriting Spread

$1.08

$0.8225

$0.70

N/A

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)

Morgan Stanley, Goldman Sachs, JP Morgan, Adams Harkness, William Blair
Morgan
Stanley, CS First Boston, Goldman Sachs, Banc of America, JP
Morgan
CIBC
World Markets, Needham & Co, Friedman Billings Ramsey,
ThinkEquity Partners
N/A

(10)

Years of Continuous Operation

At least 3 years

At least 3 years

At least 3 years

N/A

(11)

Dollar Amount of Purchase

$7,182

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.00%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

1.09%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

1.09%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.02%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

Goldman Sachs

N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes

N/A

N/A

N/A

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2005


Eligibility (check one):	n Registered Public Offering      (
Eligible Municipal Security
( Eligible Foreign Offering        ( Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

n	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign
Offering,
rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

n	The securities were offered pursuant to an underwriting or
similar
agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

n	The commission, spread or profit was reasonable and fair in
relation
to that being received by others for underwriting similar securities during a comparable period of time.

n	Except for Eligible Municipal Securities, the issuer of
such
securities has been in continuous operation for not less than three years (including the operations of predecessors).

(	In the case of Eligible Municipal Securities, the issuer
has
been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years
(including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

n	Percentage of offering purchased by Fund and other funds
with
same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
(2) principal
amount of class in any concurrent public offering; (b) other securities,
25% of principal amount of offering of class.

n	The Fund did not purchase the securities being offered
directly
or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager,
or
underwriter or seller of securities were relied upon to
determine:
(	the securities were sold in an Eligible Rule 144A Offering;
(	compliance with the first condition, above, regarding time
and
price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule
10f-3 Procedures.

Date:  3/24/05		Signed:	/s/ Dennis Lynch
		Name:	Dennis Lynch
	Title:	Fund Manager


PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2004

Comparable Securities



Securities Purchased
(1)
(2)
(3)


(1)


Name of Issuer

Calamos Asset Management Inc


Cohen & Steers Inc

Archipelago Holdings Inc

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)

Common Stock

Common Stock

Common Stock

N/A

(3)


Date of Purchase


10/27/2004

08/12/2004

08/12/2004

N/A

(4)


Unit Price

$18.00

$13.00


$11.50

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$360,000,000

$97,500,000

$126,500,000

N/A

(8)


Underwriting Spread

$1.215

$0.91

$0.805

N/A
									PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2004

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)

Citigroup, Merrill Lynch & Co, Goldman, Sachs & Co, UBS
Investment Bank

Merrill Lynch & Co, UBS Investment Bank, Wachovia Securities,
Bear,
Stearns & Co Inc
Goldman, Sachs & Co, JPMorgan, Banc of America Securities
LLC, Credit Suisse First Boston, Lehman Brothers, Merrill Lynch &
Co,  Piper Jaffray



(10)

Years of Continuous Operation

At least 3 years

N/A

N/A

N/A

(11)

Dollar Amount of Purchase

$48,600

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.01%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

2.48%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

2.49%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.12%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

Merrill Lynch

N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes (MS & Co. as an affiliate of the Fund)

N/A

N/A

N/A

PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended December 31, 2004


Eligibility (check one):	n Registered Public Offering      (
Eligible Municipal Security
( Eligible Foreign Offering        ( Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

n	The securities were purchased (1) prior to the end of the
first
day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

n	The securities were offered pursuant to an underwriting or
similar
agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

n	The commission, spread or profit was reasonable and fair in
relation
to that being received by others for underwriting similar securities during a comparable period of time.

n	Except for Eligible Municipal Securities, the issuer of
such
securities has been in continuous operation for not less than three years (including the operations of predecessors).

(	In the case of Eligible Municipal Securities, the issuer
has been
rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

n	Percentage of offering purchased by Fund and other funds
with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities,
25% of principal amount of offering of class.

n	The Fund did not purchase the securities being offered
directly
or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any
Affiliated Underwriter.


Check below if written statements of issuer, syndicate manager, or underwriter
or seller of securities were relied upon to determine:
(	the securities were sold in an Eligible Rule 144A Offering;
(	compliance with the first condition, above, regarding time
and
price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds
Rule
10f-3 Procedures.

Date: 11/11/04		Signed:	/s/ Dennis Lynch
		Name:	Dennis Lynch
	Title:	Fund Manager